SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  ]    Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X ]    Definitive Proxy Statement                 Commission Only (as permitted
[  ]    Definitive Additional Materials            by Rule 14a-6(e)(2))
[  ]    Soliciting Material Pursuant
        to Rule 14a-11(c) or Rule 14a-12


                        Allou Health & Beauty Care, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)      Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

     (5)      Total fee paid:


--------------------------------------------------------------------------------

     [ ]      Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

     (1)      Amount Previously Paid:


--------------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------

     (3)      Filing Party:


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     (4)      Date Filed:


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

                        ALLOU HEALTH & BEAUTY CARE, INC.
                               50 Emjay Boulevard
                            Brentwood, New York 11717
                    ----------------------------------------

                    Notice of Annual Meeting of Stockholders
                               September 12, 2002
                    ----------------------------------------

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of ALLOU HEALTH & BEAUTY CARE, INC., a Delaware corporation (the "Company"), will be held in the Boardroom of the American Stock Exchange located at 86 Trinity Place, New York, New York 10006, on Thursday, September 12, 2002, 10:30 a.m., to consider and act upon the following:

     1. the election of seven individuals to serve as the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. the approval of the Company's Second Amended and Restated 1996 Stock Option Plan, which provides for an additional 300,000 shares of the Company's Class A Common Stock to be issued to employees (including officers and directors) of the Company;

     3. the ratification of the Board of Directors' selection of KPMG LLP to be the independent accountants with respect to the audit of the Company's financial statements for the fiscal year ending March 31, 2003;

     4. the approval of an amendment to the Company's restated certificate of incorporation to change the name of the Company to "Allou Health Care, Inc."; and

     5. the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     Only stockholders of record of the Class A Common Stock, $.001 par value, and the Class B Common Stock, $.001 par value, of the Company at the close of business on July 25, 2002 are entitled to receive notice of and to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated: July 30, 2002
                                        By Order of the Board of Directors

                                        JEFFREY RABINOVICH
                                        Secretary

                                    IMPORTANT
                                    ---------

     THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                        ALLOU HEALTH & BEAUTY CARE, INC.
                               50 Emjay Boulevard
                            Brentwood, New York 11717

                    ----------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                               September 12, 2002
                    ----------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ALLOU HEALTH & BEAUTY CARE, INC., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held in the boardroom of the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Thursday, September 12, 2002 at 10:30 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

     The principal executive offices of the Company are located at 50 Emjay Boulevard, Brentwood, New York 11717. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is July 30, 2002.

     A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposal and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES


     Stockholders of record as of the close of business on July 25, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 6,136,476 outstanding shares of Class A Common Stock, $.001 par value ("Class A Common Stock"), and 1,200,000 outstanding shares of Class B Common Stock, $.001 par value ("Class B Common Stock" and, together with the Class A Common Stock, hereinafter collectively referred to as the "Common Stock"). Each holder of Class A Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to five votes for each share held by such holder. By virtue of their holdings of Class A Common Stock and Class B Common Stock, the officers and directors of the Company will be able to pass the proposals being submitted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The approval of the Second Amended and Restated 1996 Stock Option Plan and the ratification of the Board of Directors' selection of KPMG LLP to be the independent accountants with respect to the audit of the Company's financial statements for the fiscal year ending March 31, 2003 each requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The approval of an amendment to the Company's restated certificate of incorporation to change the name of the Company to "Allou Health Care, Inc."
requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on this proposed amendment. A quorum is established if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy at the Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of June 15, 2002 certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company and (iii) all executive officers and directors as a group. Unless otherwise noted, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Unless otherwise noted, the address of each beneficial owner named below is the Company's corporate address.



------------------------------------------------------------------------------------------------------------------------------------
                                                           AMOUNT AND NATURE
                                                             OF BENEFICIAL
                                                              OWNERSHIP(A)                     PERCENT OF
                                                   ---------------------------------------------------------------------------------
                                                                                                                      PERCENT OF
                    NAME AND                                                                                             VOTING
               PRINCIPAL POSITION                      CLASS B          CLASS A          CLASS B        CLASS A       POWER(M)(N)
------------------------------------------------------------------------------------------------------------------------------------
Victor Jacobs
  Chairman of the Board of Directors                 688,500 (b)        131,850(e)        46.1%           2.1%            28.3%
------------------------------------------------------------------------------------------------------------------------------------
Jack Jacobs
  Executive Vice President and Director              386,250 (c)        133,250(f)        25.8%           2.1%            13.9%
------------------------------------------------------------------------------------------------------------------------------------
Herman Jacobs
  Chief Executive Officer and Director               393,250 (d)        133,250(g)        26.3%           2.1%            16.6%
------------------------------------------------------------------------------------------------------------------------------------
David Shamilzadeh
  President, Chief Financial
  Officer and Director                                25,000            223,500(h)         2.1%           3.5%            1.8%
------------------------------------------------------------------------------------------------------------------------------------
Sol Naimark
  Director                                             ---               12,500(i)         ---              *               *
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Berg
  Director                                             ---               11,250(j)         ---              *               *
------------------------------------------------------------------------------------------------------------------------------------
Stuart Glasser
  Director                                             ---                3,750(k)         ---              *               *
------------------------------------------------------------------------------------------------------------------------------------
Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401                                 ---              411,200(l)         ---            6.7%            3.4%
------------------------------------------------------------------------------------------------------------------------------------
All directors and officers as a group              1,493,000            649,350           100.0%          9.6%           59.3%
  (7 persons)                                      (b)(c)(d)         (e)(f)(g)(h)
                                                                      (i)(j)(k)
------------------------------------------------------------------------------------------------------------------------------------


----------
*    Less than 1%.
(a) Pursuant to Rule 13d-3 promulgated under the Exchange Act, includes shares of common stock that may be purchased within 60 days upon exercise of outstanding options.
(b) Includes 51,000 shares of our Class B common stock that may be acquired pursuant to options granted under our 1992 Stock Option Plan and 50,000 shares of our Class B common stock that may be acquired pursuant to options granted under our 1995 Stock Option Plan.
(c) Includes 42,500 shares of our Class B common stock that may be acquired pursuant to options granted under the 1992 Plan and 50,000 shares of our Class B common stock that may be acquired pursuant to options granted under the 1995 Plan.

(d) Includes 49,500 shares of our Class B common stock that may be acquired pursuant to options granted under the 1992 Plan and 50,000 shares of our Class B common stock that may be acquired pursuant to options granted under the 1995 Plan.
(e) Includes 2,750 shares of our Class A common stock that may be acquired pursuant to options granted under the Amended 1996 Plan.
(f) Includes 2,750 shares of our Class A common stock that may be acquired pursuant to options granted under the Amended 1996 Plan.
(g) Includes 2,750 shares of our Class A common Stock that may be acquired pursuant to options granted under the Amended 1996 Plan.
(h) Includes 37,500 shares of our Class A common stock that may be acquired pursuant to options granted under 1991 Plan.
(i) Includes 8,750 shares of our Class A common stock that may be acquired pursuant to options granted under the 1989 Plan and 2,500 shares of our Class A common stock that may be acquired pursuant to options granted under the Amended 1996 Plan.
(j) Includes 8,750 shares of our Class A common stock that may be acquired pursuant to options granted under the 1989 Plan and 3,750 shares of our Class A common stock that may be acquired pursuant to options granted under the Amended 1996 Plan.
(k) Includes 2,500 shares of our Class A common stock that may be acquired pursuant to options granted under the 1991 Plan and 1,250 shares of our Class A common stock that may be acquired pursuant to options granted under the Amended 1996 Plan.
(l) The information contained herein with respect to these shares has been obtained from Schedule 13G/A, dated January 30, 2002 filed by the beneficial owner.
(m) For the purposes of this calculation, the Class A common stock and Class B common stock are treated as a single class of common stock.
(n) The Class B common stock is entitled to five votes per share, whereas the Class A common stock is entitled to one vote per share.


                        ACTION TO BE TAKEN AT THE MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          At the Meeting, seven directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors shall be duly elected and qualified. The number of nominees was determined by the Board of Directors pursuant to the Company's By-Laws. Unless otherwise specified, all proxies will be voted in favor of the seven nominees listed below as directors of the Company.

          All of the nominees were elected directors at the 2001 Annual Meeting of Stockholders. The term of the current directors expires at the Meeting.

          The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

    Our directors and executive officers are as set forth in the table below:



NAME                               AGE     POSITION
Victor Jacobs...................   70      Chairman of the Board of Directors
Herman Jacobs...................   42      Chief Executive Officer, Chief Operating
                                           Officer and Director
David Shamilzadeh...............   56      President, Principal Financial Officer,
                                           Principal Accounting Officer and Director
Jack Jacobs.....................   39      Executive Vice President and Director
Jeffrey Rabinovich..............   37      Vice President, Chief Systems Analyst and
                                           Secretary
Sol Naimark.....................   43      Director
Jeffrey Berg....................   59      Director
Stuart Glasser..................   54      Director



     Victor Jacobs has served as Chairman of the Board of Directors of the Company since December 1985. From December 1985 to April 1990, and from October 1994 to July 2000, Mr. Jacobs served as Chief Executive Officer of the Company.

     Herman Jacobs has been Chief Executive Officer of the Company since July 2000 and a Director of the Company since July 1985. From December 1985 to July 2000, Mr. Jacobs served as President of the Company. Mr. Jacobs has been Chief Operating Officer since February 1994.

     David Shamilzadeh has been President of the Company since July 2000, Principal Accounting Officer of the Company since September 2001 and Principal Financial Officer of the Company since January 2002 and a Director of the Company since July 1989. From February 1994 to July 2000, Mr. Shamilzadeh served as Senior Vice President of Finance, and from April 1990 to September 2001, he served as Chief Financial Officer.

     Jack Jacobs has been Executive Vice President of the Company since July 2000 and a Director of the Company since 1985. From June 1986 to July 2000, he served as Vice President of Purchasing and from January 1989 to June 2000, he served as Secretary.

     Jeffrey Rabinovich has been Vice President and Secretary of the Company since July 2000. From January 1999 to July 2000, Mr. Rabinovich served as the Executive Assistant to the President. From 1993 to January 1999, Mr. Rabinovich served as Assistant Treasurer at Republic National Bank.

     Sol Naimark has been a Director of the Company since 1991. He has been a partner at the law firm of Naimark and Tennenbaum for over five years.


     Jeffrey Berg has been a Director of the Company since 1996. Dr. Berg has served as President of Health Care Insights, a financial and technology consulting firm, since March 1991. Dr. Berg has served as Senior Analyst Consultant at M.H. Meyerson Co., a brokerage firm, since September 1995. Dr. Berg has been employed by HCFB/Bremmer Securities, a brokerage firm, since May 2002. Dr. Berg has worked in research and development for Johnson & Johnson Products, Inc. and General Foods Corporation.

Dr. Berg currently serves on the Board of Directors of Bio-Imaging Technologies, Inc., Dexterity Surgical and L.O.M. Medical International.

     Stuart Glasser has been a Director of the Company since February 2000. Mr. Glasser has served as President of the Mircah Corporation since July 2002. He is the sole shareholder of this corporation. Mr. Glasser served as President and Chief Executive officer of Casual Male Big and Tall and Senior Executive Vice President and director of J. Baker, Inc., its parent company, a leading specialty retailer of apparel and footwear from August 1997 to June 2002. From 1991 to 1997, Mr. Glasser served as Executive Vice President, General Merchandise Manager, for the Mens, Boys and Cosmetics areas for Bloomingdale's. Prior to that, he was employed by Elder-Beerman Stores as President for the Department Store Division.


     Herman Jacobs and Jack Jacobs are brothers and are sons of Victor Jacobs.

     Directors who are not employed by the Company receive $2,000 for each Board meeting attended and an additional $1,000 for each committee meeting attended, and $500 for each telephonic conference. Furthermore, each non-employee director is granted an option to purchase 5,000 shares of Class A Common Stock upon each election as a director of the Company.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD


     The board of directors is responsible for the management of the Company. During the fiscal year ended March 31, 2002, the board of directors held two meetings. All of the directors attended all meetings of the Board. The Board has established audit, stock option and compensation committees. There is no standing nominating committee.


     The functions of the audit committee include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with our financial management and the independent auditors to review matters relating to internal accounting controls, our accounting practices and procedures and other matters relating to our financial condition; and to report to the Board periodically with respect to such matters. The audit committee currently consists of Sol Naimark, Jeffrey Berg and Stuart Glasser. Sol Naimark, Jeffrey Berg and Stuart Glasser are each independent directors as defined in Section 121
(A) of the listing standards of the American Stock Exchange. The audit committee held three meetings in fiscal 2002. All members of the committee attended all meetings. The specific functions and responsibilities of the audit committee are set forth in a written charter of the audit committee, adopted by the Board of Directors, which was attached as an appendix to the Company's Proxy Statement dated August 5, 2000.

     The function of the stock option committee is to administer the Company's stock option plans. The stock option committee currently consists of Sol Naimark, Jeffrey Berg and David Shamilzadeh. The stock option committee did not meet in fiscal 2002 but did take actions by written consent.

     The function of the compensation committee is to review and recommend to the board of directors the appropriate compensation of our executive officers. The compensation committee currently consists of Victor Jacobs, Herman Jacobs, Jack Jacobs, David Shamilzadeh and Jeffrey Berg. The compensation committee did not meet in fiscal 2002.

AUDIT COMMITTEE REPORT

     Our Committee has reviewed and discussed with management of the Company and KPMG LLP ("KPMG"), the independent auditing firm of the Company, the audited financial statements of the Company as of March 31, 2002 (the "Audited Financial Statements"). In addition, we have discussed with KPMG the matters required by Codification of Statements on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.

     The Committee also has received and reviewed the written disclosures and the letters from KPMG required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and KPMG such other matters and received such assurances from them as we deemed appropriate.

     Management is responsible for the Company's internal controls and the financial reporting process. KPMG is responsible for performing an independent audit of the Company's financial statements in accordance with United States generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     Based on the foregoing review and discussions and a review of the reports of KPMG with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

                                        Audit Committee

                                        Sol Naimark
                                        Jeffrey Berg
                                        Stuart Glasser

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended March 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long term compensation of the Company's chief executive officer and other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries during the Company's 2002, 2001 and 2000 fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                          ANNUAL COMPENSATION            COMPENSATION AWARDS
                                                     ------------------------------  ----------------------------
           NAME AND PRINCIPAL              FISCAL                                             SECURITIES
               POSITION                     YEAR     SALARY($)(1)      BONUS($)         UNDERLYING OPTIONS(#)
  -------------------------------------   --------   -----------      ---------      ----------------------------
  Victor Jacobs........................     2002        500,000           --                      --
    Chairman of the Board of Directors      2001        438,462         114,023                 11,000
                                            2000        300,000         178,666                   --

  Herman Jacobs........................     2002        500,000           --                      --
    Chief Executive Officer and Chief       2001        438,462         114,023                 11,000
    Operating Officer                       2000        300,000         178,666                   --

  Jack Jacobs..........................     2002        500,000           --                      --
    Executive Vice President                2001        438,462         114,023                 11,000
                                            2000        300,000         178,666                   --

  David Shamilzadeh....................     2002        420,000         120,000                   --
    President, Principal Financial          2001        420,000          81,000                 31,000
    Officer and Principal Accounting        2000        300,000         120,000                   --
    Officer


--------------------

(1) The Company pays annual insurance premiums for Victor Jacobs, Herman Jacobs, Jack Jacobs and David Shamilzadeh in the amounts of $37,234, $8,434, $7,474 and $5,217, respectively. The Company has agreed that each of Messrs. V. Jacobs, H. Jacobs, J. Jacobs and Shamilzadeh are entitled to receive the entire cash surrender value under their insurance policies.

STOCK OPTION PLANS


     In May 1991, the Company adopted the 1991 Stock Option Plan (the "1991 Plan"), which was approved by stockholders in August 1991; in July 1992, the Company adopted the 1992 Stock Option Plan (the "1992 Plan"), which was adopted by stockholders in October 1992; in August 1995, the Company adopted the 1995 Stock Option Plan (the "1995 Plan"), which the Company amended in July 1996, and which was approved by stockholders in September 1996; in July 1996, the Company adopted the 1996 Stock Option Plan (the "1996 Plan"), which was approved by stockholders in September 1996; and the Company amended and restated the 1991 Plan, the 1992 Plan, the 1995 Plan and the 1996 Plan (collectively, the "Plans") as of October 1996. The Company amended the 1996 Plan in July 1999 (the "Amended 1996 Plan"), which was approved by stockholders in September 1999. The 1991 Plan provides for the grant of options to purchase an aggregate of 650,000 shares of Class A Common Stock. To date, options to purchase 645,250 of the shares have been granted under the 1991 Plan (excluding options which have been granted but previously cancelled). The 1992 Plan provides for the grant of options to key employees of the Company to purchase an aggregate 500,000 shares of the Company's Class B Common Stock. To date, options to purchase all of the 500,000 shares have been granted under the 1992 Plan (excluding options which have been granted but previously cancelled). The 1995 Plan provides for the grant of non-qualified options to purchase an aggregate of 500,000 shares of the Company's Class B Common Stock. To date, options to purchase all of the 500,000 shares have been granted under the 1995 Plan. The Amended 1996 Plan provides for the grant of options to purchase an aggregate of 2,000,000 shares of the Company's Class A Common Stock. To date, options to purchase 1,888,569 of the 2,000,000 shares have been granted under the Amended 1996 Plan (excluding options which have been granted but previously cancelled). On July 1, 2002, the Board of Directors of the Company adopted, subject to the approval of the Company's stockholders, the Second Amended and Restated 1996 Stock Option Plan (the "Second Amended 1996 Plan"). For a description of the Second Amended and Restated 1996 Plan, see proposal 2.


     The Plans are each administered by a Stock Option Committee (the "Committee") approved by the Board of Directors of the Company. The Committee has the authority under the Plans to determine the terms of options granted under such Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified stock option shall be granted, the number of shares to be subject to each option and the date each option shall become exercisable. Options granted under the Plans may be designated as "incentive stock options," under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified options, which do not meet such requirements.

     The Committee may set the exercise price for the options, which must be at least 100% of the fair market value of the Common Stock on the date of grant (or, in the case of an incentive stock option granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's Common Stock, 110% of the fair market value of the Common Stock on the date of grant).

     The Committee may also set the period during which each option may be exercised which shall not exceed 10 years from the date of grant (or in the case of an incentive stock option granted to a stockholder who owns stock possessing more than 10% of the voting power of the Common Stock, five years from the date of grant). The Plans also provide that each employee who is an optionee shall agree to remain in the employ of the Company for a term of at least one year. The 1991 Plan terminated on

May 29, 2001, the 1992 Plan terminated on July 9, 2002, the 1995 Plan will terminate on July 31, 2005 and the Amended 1996 Plan will terminate on July 9, 2006.

NON-EMPLOYEE DIRECTORS' OPTIONS

     Each non-employee director (as defined in the Amended 1996 Plan), upon each election as a director of the Company, is granted an option to purchase 5,000 shares of Class A Common Stock under the Amended 1996 Plan. The Committee does not have any discretion with respect to the selection of directors who receive Non-Employee Director Options or the amount, the price or the timing with respect thereto; and such Non-Employee Directors may not receive any other award under the Amended 1996 Plan. The exercise price of such Non-Employee Director Option is the fair market value of the underlying shares of Class A Common Stock on the date of grant, payable in cash. The options have a term of five years and may be exercised at any time during such term.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth options that were granted in the fiscal year ended March 31, 2002 to any of the executive officers listed on the summary compensation table.


-----------------------------------------------------------------------------------------------------------------------------


                                                                                                POTENTIAL REALIZABLE
                                   NUMBER                                                         VALUE AT ASSUMED
                                     OF         PERCENT OF                                      ANNUAL RATES OF STOCK
                                 SECURITIES    TOTAL OPTIONS       PER                           PRICE VALUATION FOR
                                 UNDERLYING     GRANTED TO        SHARE                              OPTION TERM
                                  OPTIONS        EMPLOYEES       EXERCISE   EXPIRATION   ------------------------------------
NAME                              GRANTED     IN FISCAL YEAR      PRICE        DATE             5%                  10%
-----------------------------------------------------------------------------------------------------------------------------
Victor Jacobs                        109,139       14.58           $3.62     10/01/06       $ 63,187.81         $183,198.30
-----------------------------------------------------------------------------------------------------------------------------
Herman Jacobs                        109,138       14.58           $3.62     10/01/06       $ 63,187.23         $183,196.60
-----------------------------------------------------------------------------------------------------------------------------
Jack Jacobs                          109,138       14.58           $3.62     10/01/06       $ 63,187.23         $183,196.60
-----------------------------------------------------------------------------------------------------------------------------
David Shamilzadeh                     20,000        2.67           $3.29     10/01/06        $18,179.33          $40,171.56
-----------------------------------------------------------------------------------------------------------------------------
David Shamilzadeh                    109,138       14.58           $3.29     10/01/06        $99,202.77         $219,212.20
-----------------------------------------------------------------------------------------------------------------------------


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

     No options were exercised in the fiscal year ended March 31, 2002 by any of the executive officers listed on the summary compensation table. The following table contains information concerning the number and value, at March 28, 2002, of options held by Messrs. V. Jacobs, H. Jacobs, J. Jacobs and Shamilzadeh. The Company does not use SARs as compensation.


-------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF UNEXERCISED OPTIONS      VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
                                          AT FISCAL YEAR END                        AT FISCAL YEAR END(1)
  NAME                                EXERCISABLE        UNEXERCISABLE        EXERCISABLE         UNEXERCISABLE
  ----                                -----------        -------------        -----------         -------------
-------------------------------------------------------------------------------------------------------------------
  Victor Jacobs                         377,750             143,250           $216,515.00         $102,585.00
-------------------------------------------------------------------------------------------------------------------
  Herman Jacobs                         372,750             143,250           $218,900.00         $103,410.00
-------------------------------------------------------------------------------------------------------------------
  Jack Jacobs                           351,750             136,250           $223,650.00         $117,630.00
-------------------------------------------------------------------------------------------------------------------
  David Shamilzadeh                     200,000              74,000           $320,282.50         $124,507.50
-------------------------------------------------------------------------------------------------------------------


------------------
(1) Fair market value of the underlying securities (the closing price of the Company's Class A Common Stock on the American Stock Exchange) at fiscal year end (March 31, 2002) minus the exercise price.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     There were no long-term incentive plan awards by the Company during the fiscal year ended March 31, 2002.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of Victor, Herman and Jack Jacobs for a three-year term, commencing as of August 1, 2001, each of which provides for annual salaries of $500,000 and such increases and bonuses as the Board of Directors may determine. Such agreements also provide for each individual to receive in each year of the agreement a bonus equal to 3% of any increase in the Company's earnings before interest and taxes compared to the prior fiscal year up to the first $2,000,000 of such increase, 2% of any increase greater than $2,000,000 but less than $3,000,000 and 1% of any increase in excess of $3,000,000.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee participate in all deliberations concerning executive compensation. During the fiscal year ended March 31, 2002, the Board of Directors participated in all deliberations concerning executive compensation. As of July 2002, the Compensation Committee consisted of Victor Jacobs, Chairman of the Board, Herman Jacobs, Chief Executive Officer, Jack Jacobs, Executive Vice President, David Shamilzadeh, President, Chief Financial Officer and Chief Accounting Officer, and Jeffrey Berg. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company purchases from and, on occasion, sells to various entities that are controlled by the family of Victor Jacobs, the Chairman of the Board. During the fiscal year ended March 31, 2002, the Company purchased products aggregating $21,000,000 from these parties and sold no products to these parties. The Company believes that these purchases were made on terms that were at least as favorable to the Company as those that could have been obtained from unrelated third parties.

     On January 4, 2000, the Company loaned $535,135.33 to each of Victor, Herman and Jack Jacobs. The current balance of such loans are $232,000. The loans are due by March 31, 2003.

     On July 12,  2002,  Victor  Jacobs,  Herman  Jacobs,  Jack Jacobs and David
Shamilzadeh, each of whom is a director and an executive officer, exercised options to purchase shares of our Class A Common Stock pursuant to stock options we previously granted to them. In connection with those exercises, each of the officers executed and delivered a promissory note due three years after the date of execution together with interest payable at 5% per annum. The principal amounts of the promissory notes were as follows: Victor Jacobs - $567,600; Herman Jacobs - $574,200; Jack Jacobs - $574,200; and David Shamilzadeh - $925,742.50. The Company did not loan any cash to the executives in this transaction, which was a cashless exercise.

     It has been and will continue to be the Company's policy that transactions between the Company and its directors, principal stockholders and affiliates be on terms no less favorable to the Company than could be obtained from unaffiliated persons.

                                PERFORMANCE GRAPH

     The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended March 31, 2002 with the Standard & Poor's 500 Index and a peer group index(1) for the same period. The comparison assumes $100 was invested on April 1, 1997 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the periods.

                        [PERFORMANCE GRAPH APPEARS HERE]


    -----------------------------------------------------------------------------------------------------------------

                                                        1998          1999          2000          2001          2002
    -----------------------------------------------------------------------------------------------------------------
     Allou Health & Beauty Care, Inc.                 130.77        164.42        108.65         53.85         92.15
    -----------------------------------------------------------------------------------------------------------------

     S&P 500 Index                                    148.00        175.32        206.78        161.95        162.35
    -----------------------------------------------------------------------------------------------------------------

     Peer Group(1)                                    165.73        183.29         94.08        178.67        210.39
    -----------------------------------------------------------------------------------------------------------------


--------------
(1) The peer group selected by the Company includes Avatex Corporation, AmerisourceBergen Corp., Cardinal Health Inc., Chronimed Inc., McKesson Corporation, Moore Medical Corp., and Owens & Minor, Inc.

                         COMPENSATION COMMITTEE'S REPORT
                        CONCERNING EXECUTIVE COMPENSATION

OVERVIEW

     Since June 1995, compensation determinations have been made by the Compensation Committee, except for those decisions relating to the granting of stock options which are made by the Stock Option Committee. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants. The Compensation Committee presently consists of Victor Jacobs, Herman Jacobs, Jack Jacobs, David Shamilzadeh and Jeffrey Berg.

     The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation Committee exercises its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

     In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to the Company's employees.

     The Stock Option Committee of the Board of Directors administers the 1991 Plan, the 1992 Plan, the 1995 Plan and the Amended 1996 Plan. The duties of such committee include the granting of stock options to executive employees of the Company. The Stock Option Committee determines the number of shares granted to individuals, as well as, among other things, the exercise price and vesting periods of such options. The Compensation Committee has made recommendations to the Stock Option Committee from time to time with respect to the grant of stock options to executive officers, taking into account their level of responsibility, compensation level, contribution to the Company's performance and the future goals and the performance expected of them. However, the final determination of the grant of options rests with the Stock Option Committee.

EXECUTIVE OFFICER COMPENSATION

     During the fiscal year ending March 31, 2002, the Company entered into employment contracts with Victor Jacobs, Herman Jacobs and Jack Jacobs, which agreements are currently in effect and expire in July 2004. See "Executive Compensation - Employment Agreements." The base salary, bonuses, benefits and conditions of these agreements were determined through a review of previous employment terms for these individuals as well as a review of the recent trends in the Company's revenues and profits. The Company believes that the base salary levels currently in effect are competitive to salary levels in similarly situated companies. In addition, the Board of Directors decided to link such employees' compensation directly to the Company's earnings before interest and taxes.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and stockholders interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during fiscal 2002 adequately reflect the Company's compensation goals and policies.

                                        Compensation Committee

                                        Victor Jacobs
                                        Herman Jacobs
                                        Jack Jacobs
                                        David Shamilzadeh
                                        Jeffrey Berg

                                   PROPOSAL 2

       APPROVAL OF THE SECOND AMENDED AND RESTATED 1996 STOCK OPTION PLAN

GENERAL


     On July 1, 2002, the Board of Directors of the Company adopted, subject to the approval of the Company's stockholders, the Second Amended and Restated 1996 Stock Option Plan (the "Second Amended 1996 Plan"). Pursuant to the Second Amended 1996 Plan, the maximum number of shares of Class A Common Stock of the Company for which options may be granted to employees of the Company (including officers, employee and non-employee and directors, and consultants) shall be increased from 2,000,000 to 2,300,000.


     The Board of Directors believes that the adoption of the Second Amended 1996 Plan will enable the Company to retain employees of outstanding ability. Accordingly, the Board of Directors unanimously recommends that stockholders ratify the adoption of the Second Amended 1996 Plan.

DESCRIPTION OF THE PLAN

     The following summary of the Second Amended 1996 Plan is qualified in its entirety by reference to Exhibit A to this Proxy Statement, which contains a complete text of the Second Amended 1996 Plan. The Second Amended 1996 Plan is administered by a Stock Option Committee (the "1996 Committee"), consisting of at least two non-employee directors selected by the Board of Directors or, with respect to options granted to non-employee directors, the full Board of Directors. The 1996 Committee has the authority under the Second Amended 1996 Plan to determine, in accordance with the provisions of the Second Amended 1996 Plan, the terms of options granted under the Second Amended 1996 Plan, including, among other things, the employees, directors and consultants who will receive options, the times when they will receive them, in the case of an employee, whether a Nonqualified Stock Option ("NQSO") and/or an Incentive Stock Option ("ISO") will be granted, the number of shares to be subject to each option, and the date or dates each option will become exercisable.

     Subject to certain limitations contained in the Second Amended 1996 Plan, options may be granted for terms to be established by the 1996 Committee; provided, however, that the term of an ISO cannot exceed 10 years (5 years if the optionee owns or is deemed to own more than 10% of the total combined voting power of the Company, any of its subsidiaries or a parent). ISOs may not be granted at a price that is less than 100% of the fair market value of the Class A Common Stock of the Company on the date the options are granted (110% in cases where the optionee owns or is deemed to own more than 10% of the total combined voting power of the Company, any of its subsidiaries or of a parent). An optionee may, if provided for in the optionee's stock option contract, elect to pay for the shares to be received upon exercise of his option in cash, shares of Class A Common Stock of the Company or any combination thereof. No stock option may be granted after July 9, 2006, 10 years from the date the original 1996 Stock Option Plan was adopted.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

     Upon the exercise of a NQSO, the optionee will generally recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years from the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

REQUIRED VOTE

     The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal, will be required to adopt this proposal. The Board of Directors recommends that stockholders vote FOR this proposal.

                                   PROPOSAL 3

                      RATIFICATION OF SELECTION OF KPMG LLP
                      AS THE COMPANY'S INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG as the independent auditors of the Company for the year ending March 31, 2003, subject to ratification by the Company's stockholders at the Meeting. KPMG has acted for the Company in such capacity since June 6, 2002. A resolution for such ratification will be submitted for consideration.

     KPMG has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting KPMG as independent public accountants is adopted by the stockholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of stockholders.

REQUIRED VOTE

     The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal, will be required to adopt this proposal. The Board of Directors recommends that stockholders vote FOR this proposal.

                                   ACCOUNTANTS

     On June 6, 2002, the Company terminated the client-auditor relationship between the Company and Arthur Andersen LLP ("Andersen"), and the Company
engaged KPMG as its independent auditors for the fiscal year ended March 31, 2002. The decision to engage Andersen was approved by the Board of Directors of the Company upon the recommendation of the Audit Committee of the Board of Directors. Andersen's reports on the consolidated financial statements of the Company for fiscal year 2001 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal year 2001 and the subsequent interim period through December 31, 2001, there were no disagreements with Andersen regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its report. The Company requested that Andersen furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. The letter, dated June 20, 2002 has been filed as Exhibit 16 to the Company's report on Form 8-K/A dated June 20, 2002.

AUDIT FEES

     Fees billed to the Company by KPMG for its audit of the Company's financial statements for the fiscal year ended March 31, 2002 totaled approximately $75,000. Fees billed to the Company by Andersen for its audit of the Company's financial statements for the fiscal year ended March 31, 2001 totaled approximately $80,000. Fees billed to the Company by Andersen for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for that period and for its audit of the Company's financial statements for the fiscal year ended March 31, 2002 totaled $33,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage KPMG to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2002. The Company did not engage Andersen to provide advice to the Company regarding financial information systems design and implementation during the fiscal years ended March 31, 2001 and March 31, 2002.

ALL OTHER FEES

     KPMG did not bill any fees to the Company during the fiscal year ended March 31, 2002 for any non-audit services rendered to the Company, including tax related services. Fees billed to the Company by Andersen during the fiscal year ended March 31, 2002 for tax related services rendered to the Company totaled $10,000. In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Company's audit committee has considered whether the provision of such services is compatible with maintaining the independence of Andersen.

                                   PROPOSAL 4


        APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
               INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
                            "ALLOU HEALTH CARE, INC."

     The Board of Directors has approved, subject to stockholder approval, the Amendment in the form attached hereto as Exhibit B changing the Company's name to "Allou Health Care, Inc."

     The Company has decided to change its name to reflect the fact that it is focusing the majority of its business on the distribution of pharmaceutical products.

     Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the Amendment, all new stock certificates issued by the Company will be overprinted with the Company's new name.

REQUIRED VOTE

     The affirmative vote of a majority of the shares of Common Stock entitled to vote on this proposal will be required to adopt this proposal. The Board of Directors recommends that stockholders vote FOR this proposal.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company not later than April 2, 2003 for inclusion in the Company's Proxy Statement and form of proxy card for that meeting. Notices of stockholder proposals relating to proposals to be presented at the meeting but not included in the Company's Proxy Statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after June 17, 2003.

                              FINANCIAL STATEMENTS

     The financial statements of the Company have been included as part of the Annual Report of the Company enclosed with this Proxy Statement.

                                  OTHER MATTERS

     Management does not intend to bring before the Meeting any matters other than those specifically described above, and no other matters were proposed to be presented by July 30, 2002. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their discretion on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                        By Order of the Board of Directors

                                        Jeffrey Rabinovich
                                        Secretary

July 30, 2002

                                    EXHIBIT A


                           SECOND AMENDED AND RESTATED
                             1996 STOCK OPTION PLAN
                                       of
                        ALLOU HEALTH & BEAUTY CARE, INC.
                        (AS AMENDED THROUGH JULY 1, 2002)


          1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to employees and directors (including directors who are and are not employees) of and consultants to ALLOU HEALTH & BEAUTY CARE, INC., a Delaware corporation (the "Company"), or any of its Subsidiaries, as defined in Paragraph 19, and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

          2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Class A Common Stock, $.001 par value per share, of the Company ("Class A Common Stock") for which options may be granted under the Plan shall not exceed 2,300,000. Such shares of Class A Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Class A Common Stock or shares of Class A Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Class A Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of the Plan.

          3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two Directors (the "Committee") or, only with respect to options granted to directors who are not employees of the Company, by the Board of Directors. Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee. The Committee and the Board of Directors, in their respective functions of administering the Plan, are referred to as the "Administrators."

          Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion: to determine the employees, directors and consultants who shall receive options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the number of shares of Class A Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Class A Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Class A Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Class A Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 11), including without limitations, contingencies relating to entering into a covenant not to compete with the Company and its Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued relationship of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; when an optionee is Disabled (as defined in Paragraph 19); and to determine the amount, if any, necessary to satisfy the obligation of the Company or a Subsidiary to withhold taxes or other amounts with respect to the grant, exercise or disposition of an option or the disposition of the underlying shares of Class A Common Stock; the fair market value of a share of Class A Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the
Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision that, under Rule 16b-3, requires the approval of the Board of Directors, a committee of "non-employee directors" or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Administrators on the matters referred to in this Paragraph 3 shall be conclusive. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be unilaterally determined by the Administrators in their sole discretion. No member or former member of the Administrators shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option granted hereunder.

          4. ELIGIBILITY. The Administrators may, in their sole discretion, consistent with the purposes of the Plan, grant options from time to time, to employees and directors (including directors who are and are not employees) of, and consultants to, the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Class A Common Stock as the Administrators may determine; provided, however, that the maximum number of shares of Class A Common Stock for which options may be granted to any individual during a calendar year under the Plan is 100,000 (the "162(m) Maximum"); and provided, further, that the aggregate market value (determined at the time the option is granted) of the shares of Class A Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO. Non-employee directors and consultants may only be granted NQSOs under the Plan.

          5. EXERCISE PRICE. The exercise price of the shares of Class A Common Stock under each option shall be determined by the Administrators, in their sole discretion; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Class A Common Stock subject to such option on the date of grant; and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Class A Common Stock subject to such ISO on the date of grant.

          The fair market value of a share of Class A Common Stock on any day shall be (a) if the principal market for the Class A Common Stock is a national securities exchange, the average between the highest and lowest sales prices per share of the Class A Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and
(i) if actual sales price information is available with respect to the Class A Common Stock, the average between the high and low sales prices per share of the Class A Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Class A Common Stock on such day on Nasdaq, or (c) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share for the Class A Common Stock on such day as reported on the OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Class A Common Stock shall be determined by the Administrators by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

          6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Administrators, in their sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.


          7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office, stating which ISO or NQSO is being exercised, specifying the number of shares of Class A Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check, (b) if the Contract so permits, with previously acquired shares of Class A Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, (c) in any circumstance specifically permitted by the Board of Directors, in the form of a promissory note payable to the Company or (d) with any combination of cash, certified check, shares of Class A Common Stock (if permitted) or promissory note (if permitted).


          The Administrators may, in their discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          A person entitled to receive Class A Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Class A Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Class A Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

          In no case may a fraction of a share of Class A Common Stock be purchased or issued under the Plan.

          8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an option whose relationship with the Company (and its Subsidiaries) as an employee or a consultant has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship shall be terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, said option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee or a consultant of the Company or any of the Subsidiaries (regardless of having changed from one to the other or having been transferred from one corporation to another).

          For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. In addition, for purposes of the Plan, an optionee's employment with a Subsidiary of the Company shall be deemed to have terminated on the date such corporation ceases to be a Subsidiary of the Company.

          Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ or as a director of, or as a consultant to, the Company or any of its Subsidiaries, or interfere in any way with any right of the Company or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company or any of its Subsidiaries.

          9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company or any of its Subsidiaries, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of the optionee's Disability, his option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

          Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company has terminated by reason of his Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

          10. COMPLIANCE WITH SECURITIES LAWS. The Administrators may require, in its sole discretion, as a condition to the exercise of any option that either
(a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Class A Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Class A Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

          The Administrators may require, in their sole discretion, as a condition to the exercise of an option under the Plan, that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation that (a) the shares of Class A Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and
(b) any subsequent resale or distribution of shares of Class A Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Class A Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Class A Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

          In addition, if at any time the Administrators shall determine, in their discretion, that the listing or qualification of the shares of Class A Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuance of shares of Class A Common
Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

          11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Administrators, in their sole discretion.

          12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Class A Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, consolidation, spin-off, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option, the exercise price thereof and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive. Such adjustment may provide for the elimination of fractional shares, which might otherwise be subject to options without payment therefor.

          In the event of (a) the  liquidation  or dissolution of the Company or
(b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate, unless other provision is made therefor in the transaction.


          13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on July 10, 1996 and amended on July 21, 1999 and July 1, 2002. No option may be granted under the Plan after July 9, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval that would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Class A Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements for individuals entitled to receive options hereunder or (c) make any change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Administrators to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.


          14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

          15. WITHHOLDING TAXES. The Company or a Subsidiary may withhold cash and/or, subject to any applicable limitations under Rule 16b-3, shares of Class A Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date equal to the amount which the Administrators determine are necessary to satisfy the obligation of the Company or any of its Subsidiaries to withhold Federal, state and local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Class A Common Stock. Alternatively, the Company may require the holder to pay to the Company or a Subsidiary such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Class A Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Class A Common Stock shall be determined in accordance with Paragraph 5.

          16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Class A Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Class A Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Class A Common Stock transferred upon the exercise of an ISO granted under the Plan.

          The Company shall pay all issuance taxes with respect to the issuance of shares of Class A Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

          17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Class A Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such general corporate purposes as the Board of Directors may determine.

          18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

          19.  DEFINITIONS.

               a. "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement,
(ii) in the  absence of such  agreement,  cause as defined in the  Contract,  or
(iii) in the absence of (i) and (ii), (A) the commission of fraud or embezzlement on the part of the optionee, (B) the conviction of such optionee of, or the pleading by such optionee of guilty or no contest to any felony or any crime involving moral turpitude, or (C) a material failure by such optionee to discharge his duties, responsibilities and obligations to the Company, any of its Subsidiaries or a Parent that is not promptly cured after notice thereof from the Company.

               b. "Constituent Corporation" shall mean any corporation which engages with the Company or any of its Subsidiaries in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent (as defined herein) or any Subsidiary of such corporation.

               c. "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

               d. "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

               e.   "Parent"   shall  have  the  same   definition   as  "parent
corporation" in Section 424(e) of the Code.

               f.  "Subsidiary"  shall have the same  definition as  "subsidiary corporation" in Section 424(f) of the Code and shall also include an unincorporated entity that would qualify as a "subsidiary corporation" if it had been incorporated.

          20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions. Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and the singular, and any term stated in the masculine, feminine or neuter shall include the masculine, feminine and neuter.

          21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.


          22. STOCKHOLDER APPROVAL. The amendment to this Plan shall be subject to approval by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote thereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted pursuant to the amendment to the Plan may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the amendments to the Plan had not been subject to such approval. Notwithstanding the foregoing, if the amendment to the Plan is not approved by a vote of the stockholders of the Company on or before June 30, 2003, the amendment and any options granted thereunder shall terminate, but the Plan as in effect prior to the amendment shall remain in full force and effect.

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        ALLOU HEALTH & BEAUTY CARE, INC.

                            Under Section 242 of the
                General Corporation Law of the State of Delaware

It is hereby certified that:

          1. The name of the corporation (hereinafter called the "corporation") is Allou Health & Beauty Care, Inc.

          2. The restated certificate of incorporation of the corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

          FIRST:   The  name  of  the   corporation   (hereinafter   called  the
"Corporation") is:

                             Allou Health Care, Inc.

          3. The amendment of the restated certificate of incorporation herein certified has been duly adopted by the vote of a majority of the directors at a meeting of the board of directors at which a quorum was present and the vote of a majority of the stockholders entitled to vote at the annual meeting of the stockholders of the corporation at which a quorum was present.


Signed on _________, 2002


                              By:_____________________________________
                                   Name:  David Shamilzadeh
                                   Title: President, Principal Financial Officer
                                          and Principal Accounting Officer

                        ALLOU HEALTH & BEAUTY CARE, INC.

                                                                           PROXY

               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 12, 2002 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints, as proxies for the undersigned, Herman Jacobs and David Shamilzadeh and each of them individually, with full power of substitution, to vote all shares of Common Stock of the undersigned in Allou Health & Beauty Care, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Boardroom of the American Stock Exchange, 86 Trinity Place, New York, New York, 10006 on Thursday, September 12, 2002, at 10:30 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.


     EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES AND "FOR" THE LISTED PROPOSALS.

Please mark boxes |X| in blue or black ink.

1.   Election of Directors:

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)
         FOR ALL NOMINEES |_|                   WITHHOLD AUTHORITY |_|
         (except as marked to                   To vote for all nominees
         the contrary below)
         (Victor Jacobs, Herman Jacobs, David
         Shamilzadeh, Jack Jacobs, Sol Naimark,
         Jeffrey Berg, Stuart Glasser)

2. Approval of the Company's Second Amended and Restated 1996 Stock Option Plan, which provides for an additional 300,000 shares of the Company's Class A Common Stock to be issued to employees (including officers and directors) of the Company.

           FOR |_|                   AGAINST |_|                ABSTAIN |_|


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


3. Ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2003.

           FOR |_|                   AGAINST |_|                ABSTAIN |_|

4.   Approval  of  an  amendment  to  the  Company's  restated   certificate  of
     incorporation to change the name of the Company to "Allou Health Care, Inc."

           FOR |_|                   AGAINST |_|                ABSTAIN |_|

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                 NOTE: Please sign your name or names exactly as set forth hereon. If signed as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and should bear the corporate seal.

                                 Dated __________________________________, 2002

                                 _______________________________________________
                                 Signature of Stockholder

                                 _______________________________________________
                                 Print Name(s)

Please sign and return the proxy promptly in the enclosed envelope.